UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 4, 2019

BRAEMAR HOTELS & RESORTS INC.

(Exact name of registrant as specified in its charter)

Maryland	001-35972	46-2488594
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

14185 Dallas Parkway, Suite 1100 Dallas, Texas	75254
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (972) 490-9600

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions(see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BHR	New York Stock Exchange
Preferred Stock, Series B	BHR-PB	New York Stock Exchange
Preferred Stock, Series D	BHR-PD	New York Stock Exchange

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 4, 2019, Braemar OP General Partner LLC and Braemar OP Limited Partner LLC executed Amendment No. 3 to the Third Amended and Restated Agreement of Limited Partnership of Braemar Hospitality Limited Partnership (the “Partnership Agreement Amendment”), for the purpose of creating an additional 1,900,000 preferred units of Braemar Hospitality Limited Partnership having substantially the same designations, preferences and other rights as the economic rights of Braemar Hotels & Resorts Inc.’s (the “Company”) 5.50% Series B Cumulative Convertible Preferred Stock, par value $0.01 per share (the “Series B Preferred Stock”).

The description of the Partnership Agreement Amendment in this report does not purport to be complete and is qualified in its entirety by reference to the full text of the Partnership Agreement Amendment, which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

The information set forth under Item 5.03 is incorporated by reference into this Item 3.03.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On December 4, 2019, the Company executed the Articles Supplementary (the “Articles Supplementary”) for the purpose of classifying and designating an additional 1,900,000 shares of authorized, but unissued, Series B Preferred Stock. The Company previously classified 5,200,000 shares of Series B Preferred Stock, and as a result, there is currently an aggregate of 7,100,000 shares of authorized and classified Series B Preferred Stock. As of the date hereof, the Company has 4,965,850 shares of Series B Preferred Stock issued and outstanding.

The description of the Articles Supplementary contained in this Item 5.03 is qualified in its entirety by reference to the full text of the Articles Supplementary, which is filed as Exhibit 3.1 hereto and is incorporated by reference herein.

ITEM 8.01 OTHER EVENTS.

On December 4, 2019, the Company, Braemar Hospitality Limited Partnership (the “Operating Partnership”) and Ashford Hospitality Advisors LLC (the “Advisor”) entered into separate equity distribution agreements, dated December 4, 2019 (the “Equity Distribution Agreements”), with B. Riley FBR, Inc. and Janney Montgomery Scott LLC (each, a “Sales Agent” and collectively, the “Sales Agents”), relating to the Company’s “at-the-market” equity distribution program (the “ATM Program”), pursuant to which the Company may offer and sell, from time to time, shares of the Series B Preferred Stock having an aggregate offering price of up to $40,000,000 (the “Offered Shares”) through the Sales Agents.

Sales of the Offered Shares, if any, may be made in negotiated transactions, which may include block trades, or transactions that are deemed to be “at-the-market” offerings as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), including sales made directly on the New York Stock Exchange or sales made to or through a market maker other than on an exchange.

Each Sales Agent will receive from the Company a commission that will not exceed, and may be lower than, 2.0% of the gross sales price of all Offered Shares sold through it as Sales Agent under the applicable Equity Distribution Agreement. The Company may also sell some or all of the Offered Shares to a Sales Agent as principal for its own account at a price agreed upon at the time of sale.

The Equity Distribution Agreements provide, among other things, that the Offered Shares will be issued pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-223799), as amended by Amendment No. 1 thereto that was filed with the Securities and Exchange Commission on April 25, 2018 (the “Shelf Registration Statement”), which became effective on May 17, 2018, a base prospectus dated May 17, 2018, included as part of the

Shelf Registration Statement, and a prospectus supplement dated December 4, 2019, filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended.

The Company intends to use the net proceeds from the ATM Program for general corporate purposes, including, without limitation, a capital expenditure project at the Ritz-Carlton Lake Tahoe, repayment of debt or other maturing obligations, financing future hotel related investments, redemption of outstanding shares of preferred stock, capital expenditures and working capital. Pending any such uses, the Company may invest the net proceeds from the sale of any Offered Shares in short-term investments.

The foregoing description of the Equity Distribution Agreements contained in this Item 8.01 does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Equity Distribution Agreement, which is filed as Exhibit 1.1 and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibit

Exhibit No.	Description
1.1	Form of Equity Distribution Agreement
3.1

Articles Supplementary Establishing Additional Shares of Series B Preferred Stock of Braemar Hotels & Resorts Inc., accepted for record and certified by the Maryland State Department of Assessments and Taxation on December 4, 2019.

5.1	Opinion of Hogan Lovells US LLP regarding the legality of the Series B Preferred Stock
10.1	Amendment No. 3 to the Third Amended and Restated Agreement of Limited Partnership of Braemar Hospitality Limited Partnership
23.1	Consent of Hogan Lovells US LLP (included in its opinion filed as Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 4, 2019

BRAEMAR HOTELS & RESORTS INC.

By:	/s/ Robert G. Haiman
Name: Robert G. Haiman
Title: Executive Vice President, General Counsel & Secretary